Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Sara Lee Corporation (the “Company”) for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Steven McMillan, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    C. STEVEN MCMILLAN

C. Steven McMillan

Chairman of the Board, President
and Chief Executive Officer

November 7, 2002

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